UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☑    Soliciting Material Pursuant to §240.14a-12

METROPCS COMMUNICATIONS, INC.
(Name of Registrant as Specified in Its Charter)

DEUTSCHE TELEKOM AG
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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DEUTSCHE TELEKOM CAPITAL MARKETS DAY 2012

T-MOBILE USA.

JOHN LEGERE, PRESIDENT AND CEO

NEVILLE RAY, CTO

BRAXTON CARTER, VICE CHAIRMAN AND CFO, METROPCS

LIFE IS FOR SHARING.

DISCLAIMER.

This presentation contains forward-looking statements that reflect the current views of Deutsche Telekom management with respect to future events. These forward-looking statements include statements with regard to the expected development of revenue, earnings, profits from operations, depreciation and amortization, cash flows and personnel-related measures. You should consider them with caution. Such statements are subject to risks and uncertainties, most of which are difficult to predict and are generally beyond Deutsche Telekom's control. Among the factors that might influence our ability to achieve our objectives are the progress of our workforce reduction initiative and other cost-saving measures, and the impact of other significant strategic, labor or business initiatives, including acquisitions, dispositions and business combinations, and our network upgrade and expansion initiatives. In addition, stronger than expected competition, technological change, legal proceedings and regulatory developments, among other factors, may have a material adverse effect on our costs and revenue development. Further, the economic downturn in our markets, and changes in interest and currency exchange rates, may also have an impact on our business development and the availability of financing on favorable conditions. Changes to our expectations concerning future cash flows may lead to impairment write downs of assets carried at historical cost, which may materially affect our results at the group and operating segment levels. If these or other risks and uncertainties materialize, or if the assumptions underlying any of these statements prove incorrect, our actual performance may materially differ from the performance expressed or implied by forward-looking statements. We can offer no assurance that our estimates or expectations will be achieved. Without prejudice to existing obligations under capital market law, we do not assume any obligation to update forward-looking statements to take new information or future events into account or otherwise.

In addition to figures prepared in accordance with IFRS, Deutsche Telekom also presents non-GAAP financial performance measures, including, among others, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, adjusted EBIT, adjusted net income, free cash flow, gross debt and net debt. These non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with IFRS. Non-GAAP financial performance measures are not subject to IFRS or any other generally accepted accounting principles. Other companies may define these terms in different ways.

SAFE HARBOR STATEMENT.

Additional Information and Where to Find It

This document also relates to a proposed transaction between MetroPCS Communications, Inc. ("MetroPCS") and Deutsche Telekom AG ("Deutsche Telekom") in connection with T-Mobile USA, Inc. ("T-Mobile"). The proposed transaction will become the subject of a proxy statement to be filed by MetroPCS with the Securities and Exchange Commission (the "SEC"). This document is not a substitute for the proxy statement or any other document that MetroPCS may file with the SEC or send to its stockholders in connection with the proposed transaction. MetroPCS' investors and security holders are urged to read the proxy statement (including all amendments and supplements thereto) and all other relevant documents regarding the proposed transaction filed with the SEC or sent to MetroPCS' stockholders as they become available because they will contain important information about the proposed transaction. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting MetroPCS' Investor Relations department at +1 (214) 570 – 4641, or via e-mail at investor_relations@metropcs.com. This communication does not constitute a solicitation of any vote or approval.

Participants in the Solicitation

MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction, and Deutsche Telekom and its directors and executive officers may be deemed to be participants in such solicitation. Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement dated April 16, 2012 for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements

This document includes "forward-looking statements" for the purpose of the "safe harbor" provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this document that are not statements of historical fact, including statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "views," "projects," "should," "would," "could," "may," "become," "forecast," and other similar expressions.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required MetroPCS stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, disruptions to the credit and financial markets, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, possible disruptions or intrusions of MetroPCS' or T-Mobile's network, billing, operational support and customer care systems which may limit or disrupt their ability to provide service, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the MetroPCS' 2011 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and other filings with the SEC available at the SEC's website (www.sec.gov).

The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. Neither MetroPCS' investors and security holders nor any other person should place undue reliance on these forward-looking statements. Neither MetroPCS, Deutsche Telekom nor any other party undertake any duty to update any forward-looking statement to reflect events after the date of this document, except as required by law.

KEY MESSAGES.

- MetroPCS combination accelerates Challenger strategy.
- Clear path toward 100 million LTE POP coverage by mid-year 2013, 200 million by end of year 2013 – with 2x10 MHz in nearly 90% of Top 25 service areas, expanding to at least 2x20 MHz in 90% of Top 25 service areas in 2014+.
- TMUS has entered into an agreement with Apple to bring products to market together next year – impact fully included in go forward financials.
- Bringing together a set of innovative propositions to fundamentally challenge status quo, TMUS will become the "Un-carrier".
- 2013 will be year of investments. This will have a positive impact on EBITDA from 2014 onwards.
- Ambition: reconfirming 5-year CAGRs including 3 – 5% revenue growth.

APPLE PARTNERSHIP.

- TMUS is excited to announce it has entered into an agreement with Apple to bring products to market together next year
- Details to be provided closer to device launch
- Go forward financials fully reflect estimated impact of Apple products on our business:
  - Included in 2013 guidance
  - Accretive to EBITDA and oFCF starting in 2014

REVIEW 2010 – 2012

RECAP—JAN 2011 INVESTOR DAY TARGETS BEFORE AT&T DEAL.

	TARGETS	2012E (US GAAP)	
SERVICE REVENUE ($ BILLION)	Increasing	17.2 (-6.7% yoy)	● (red)
CONTRACT DATA ARPU [1,2]	$18	$19	● (green)
SMARTPHONE PENETRATION[2]	50%	57%	● (green)
CONTRACT CHURN [1,2]	1.8%	2.3%	● (red)
EBITDA MARGIN (%)	Low 30s	28%	● (red)
OFCF (EXCL. SPECTRUM) ($ BILLION)	Increasing	2.2 (-27% yoy)	● (red)

LIFE IS FOR SHARING.

[1] Based on branded contract data ARPU and branded contract churn [2] Q1-Q3 actual

IN 2011 – 12, WE HAVE MADE PROGRESS ACROSS MULTIPLE FRONTS.

	2011	2012
AMAZING 4G SERVICES	• Launched America's largest 4G network • Introduced 25+ 4G smart phones	• Cleared PCS spectrum, launched modernization • HSPA 1900 available across major markets by YE
VALUE LEADER	• Innovated with nation's only SIM-only contract plans	• Launched truly unlimited nationwide 4G data plans
TRUSTED BRAND	• Unveiled refreshed store design	• Converted 1,400 stores to new format • Expanded distribution presence
MULTI-SEGMENT PLAYER	• Advanced Walmart partnership • Launched Monthly 4G plans	• Expanded MVNO partnership • Announced MetroPCS deal • Launched B2B push
CHALLENGER BUSINESS MODEL	• Transformed cost structure • Launched comprehensive churn programs	• Aggressively re-contracted base • Announced MetroPCS deal • On track to achieve $900 million gross savings

MARKET TRENDS

ATTRACTIVE MACRO CONDITIONS IN US.

Better macro-economic outlook in the U.S.

GDP GROWTH


%
4
3
2
1
0
-1
USA
EU
2011
2012
2013
2014
2015

PRIVATE CONSUMPTION GROWTH


%
4
3
2
1
0
-1
USA
EU
2011
2012
2013
2014
2015

- Economic recovery in the U.S. leads to **lower unemployment figures** and expected **rise in consumer spending**
- European economy weaker than U.S. following crisis

LIFE IS FOR SHARING.

Source: Oxford Economics.

NO-CONTRACT TO DRIVE WIRELESS GROWTH IN US.

TOTAL CONNECTIONS

(end base in millions, including CE)


+4%
368
396
417
433
444
453
289
305
315
320
322
324
79
91
102
113
122
129
Contract
+2%
No-contract
+10%
2012
2013
2014
2015
2016
2017

2012 – 15 CONNECTIONS GROWTH RATE

(CAGR %)


1%
4%
Western Europe
US

Source: Ovum Market Forecast, August 2012

LIFE IS FOR SHARING.

Source: Ovum Market Forecast, August 2012

STRATEGY 2013 – 2015

RE-INVIGORATE GROWTH

T-MOBILE HAS ACCELERATING MOMENTUM.

- APPLE PARTNERSHIP
- METROPCS COMBINATION
- TOWER TRANSACTION
- VERIZON SPECTRUM SWAP
- NETWORK MODERNIZATION
- AT&T SPECTRUM

LAUNCHING LTE ON A STRONG NETWORK FOUNDATION.


AMAZING 4G SERVICES
Advantaged spectrum
Next Gen. LTE
Improved coverage
VALUE LEADER
Innovative value plans
Amazingly affordable hero devices
TRUSTED BRAND
Delightful customer experience
Un-carrier Brand
MULTI-SEGMENT PLAYER
Branded no-contract expansion
MVNO platform
B2B growth
CHALLENGER BUSINESS MODEL
MetroPCS deal synergies
Cost transformation

LIFE IS FOR SHARING.

DELIVERING STRONG 4G PERFORMANCE AND COVERAGE.

AMAZING 4G SERVICES

PC MAGAZINE

Fastest Mobile Networks 2012

June 2012
Avg. download speed in Mbps



NEW YORK
6.70
6.51
16.03
4.83
CHICAGO
8.19
7.90
9.02
2.39
SAN FRANCISCO
7.21
6.81
13.04
4.72
T-Mobile HSPA+
VZW LTE
ATT LTE
Sprint WiMax

T-MOBILE 4G DELIVERING COMPETITIVE PERFORMANCE

- T-Mobile's 4G (HSPA+) network beat Verizon LTE average download speeds in more than a third of cities tested
- *"T-Mobile's HSPA+ 42 is the 4G dark horse. It's really fast, covers a lot of the country, and is inexpensive"*

PC Magazine

T-Mobile 4G HSPA+ service covers 229 service areas and 225 million POPs

LIFE IS FOR SHARING.

NETWORK MODERNIZATION IS PROGRESSING RAPIDLY.

AMAZING 4G SERVICES

$4 BILLION 4G NETWORK EVOLUTION PLAN

State of the art, **Release 10-capable equipment at 37,000 cell sites** across T-Mobile's 4G network

2x10 MHz LTE will be rolled out to **nearly 90% of the Top 25** service areas in 2013

First carrier in North America to broadly deploy **radio-integrated antennas**

UMTS 1900 enabled, advanced radio receivers

4G NETWORK COVERAGE: ACCELERATED LTE COVERAGE



million
Accelerated LTE roll out
0
100
225
100
170
225
200
200
225
2012 YE
H1 2013
2013 YE
4G LTE
4G HSPA PCS
4G HSPA AWS

LIFE IS FOR SHARING.

MODERNIZATION IMPROVES COVERAGE AND RELIABILITY.

AMAZING 4G SERVICES

IMPROVED COVERAGE (EARLY MARKET RESULTS, INDEXED)



Increased traffic capture attributable to improved cell site coverage
+29%
+10%
-74%
-34%
Data traffic
Voice traffic
Blocked calls
Dropped calls
After modernization
Before modernization

ENHANCED RELIABILITY IN-HOME (EXPECTED NATIONAL RESULTS)



+15-20%
Current in-home coverage
After modernization

T-MOBILE AND METROPCS: MIGRATION NOT INTEGRATION.

AMAZING 4G SERVICES

KEY ENABLERS

- T-Mobile's network has the capacity to support customer migration
- MetroPCS LTE customers will be able to use the T-Mobile LTE network without changing handsets
- MetroPCS customers will be offered HSPA/LTE handsets, leveraging GSM price point advantages
- Handset upgrade cycle (60%+ per year) facilitates rapid MetroPCS customer migration

MIGRATION PLAN

- Rapidly transition MetroPCS subscribers to NewCo network
- MetroPCS customers completely migrated to NewCo network by H2 2015
- Re-farm MetroPCS spectrum to create additional capacity for LTE on NewCo network
- CDMA network to be decommissioned—not integrated

METROPCS STRENGTHENS STRONG LTE SPECTRUM POSITION.

AMAZING 4G SERVICES

KEY ENABLERS POST-TRANSACTION LTE SPECTRUM


MHz
New York 50
Los Angeles 50
Dallas 60
Philadelphia 40
Detroit 50
Boston 50
San Francisco 50
Tampa 50
Sacramento 50
Las Vegas 50
Orlando 50
T-Mobile
Incremental from Metro PCS deal

Spectrum position across top 25 service areas improved by 21%.

WE'RE DEPLOYING THE "NEXT GENERATION" OF LTE

- **Combined spectrum enables contiguous LTE 2x20 MHz**
  - Effective doubling of LTE speed
  - Contiguous LTE spectrum alleviates the need for carrier aggregation technology
  - Combined and contiguous spectrum assets increase efficiency by 20%
- **Next Generation LTE features**
  - Better consistency of speeds across coverage area
  - Improved antenna performance (through higher order MIMO) enables higher speeds
  - Introduction of features to enable small cell capabilities

LIFE IS FOR SHARING.

METROPCS' DAS NETWORK TO ENHANCE COVERAGE & CAPACITY.

AMAZING 4G SERVICES

DAS (DISTRIBUTED ANTENNA SYSTEM)



Repeater
Repeater
BTS

- Network of spatially separated antenna nodes
- Connected to a common source via a transport medium
- Provides wireless service within a geographic area or structure

- **Re-use and upgrade MetroPCS' DAS network**
  - 6,000 DAS nodes (especially in dense urban areas such as New York and Philadelphia)
  - Will be upgraded to include HSPA+ and expanded LTE capacity and performance
- **Benefits**
  - Increases network density
  - Improves customer coverage and capacity (DAS generally used for in-building or "hot spots")

CHALLENGING STATUS QUO WITH A DISRUPTIVE APPROACH.

AMAZING 4G SERVICES
- Advantaged spectrum
- Next Gen. LTE
- Improved coverage

VALUE LEADER
- Innovative value plans
- Amazingly affordable hero devices

TRUSTED BRAND
- Delightful customer experience
- Un-carrier Brand

MULTI-SEGMENT PLAYER
- Branded no-contract expansion
- MVNO platform
- B2B growth

CHALLENGER BUSINESS MODEL
- MetroPCS deal synergies
- Cost transformation

LIFE IS FOR SHARING.

LAUNCHED A SET OF INNOVATIVE SERVICE OFFERINGS.

VALUE LEADER

VALUE
- Limited subsidy, lower price
- EIP financing option



Best. Plan. Ever.
$49.99 Unlimited
data, talk & text

~80% of current post paid activations in our stores are Value plans

BYOD
- Bring your own device
- Trade-in options for device



BRING YOUR OWN PHONE
TO T-MOBILE AND SAVE $50 MONTH*

1.7M+ iPhones on the network today

UNLIMITED
- Nationwide 4G



UNLIMITED
NATIONWIDE 4G DATA

30 – 35% of activations are unlimited plans with higher MRC

LIFE IS FOR SHARING.

100% MOVE TO VALUE PLANS IN 2013
UNMATCHED VALUE, LOVED BY CONSUMERS, ENABLES FUTURE MOVES.

VALUE LEADER

CUSTOMER VALUE PROPOSITION

- **Fair and simple pricing**
- Enables **lowest out-of-pocket handset expense** with Equipment Installment Plans (EIP)
- Allows for **upgrade flexibility**
- Enables **Bring Your Own Device (BYOD)**

EARLY IMPACT

- Improved CLV: 1 to 2 months extended life over 24 month contract period vs. Classic plans
- 12 – 15% of activations are BYOD

METRICS (OVER 2-YEAR CONTRACT TERM)	VALUE VS. CLASSIC DELTA
Increased customer life time	+1 to 2 months
Reduced acquisition cost (handset subsidy)	($200 – 250)
Improved un-discounted CLV	+$25 – $50

Go forward financials reflect move to 100% Value including impact to FCF

LIFE IS FOR SHARING.

BEST SMARTPHONES AT THE LOWEST OUT-OF-POCKET PRICES.

VALUE LEADER

2012 Q4 DEVICES



2013 pricing enabled by value plans

SMARTPHONE UNITS SOLD IN MILLIONS (POSTPAID ONLY)



1.8
2.6
2.5
2.1
2.3
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
+28%
~77% of units sold are smartphones

SMARTPHONE % IN BRANDED CONTRACT BASE



44%
49%
53%
54%
57%
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
+13 pts
Smartphone data usage has increased by ~30% yoy

Apple partnership will further enhance our portfolio

LIFE IS FOR SHARING.

DRAMATICALLY IMPROVING OUR CUSTOMER EXPERIENCE.

TRUSTED BRAND

WHAT WE HAVE ACCOMPLISHED IN 2012

New retail formats



- ~1,440 stores converted
- Observed activation lift of ~3-4% in converted stores

Other improvements


3Q11
3Q12
-13%
-10%
-43%
Contract care calls per customer
Dropped call rate
Handset exchanges (Android)

WHAT WE PLAN TO ACHIEVE IN 2013+

Improve customer experience along all touch points and across life cycle

- **Empower front-line employees** to do the right thing for the customer
- Ensure **consistency of policies**
- **Invest in systems** for providing superior experiences across all interactions
- **Turn detractors into supporters** with programs such as voice of customer

Earning the right to serve our customers every single day

LIFE IS FOR SHARING.

RESULTING IN ONGOING CHURN IMPROVEMENT.

TRUSTED BRAND

BRANDED CONTRACT CHURN


%
3.0
2.5
2.0
0.0
Q1
Q2
Q3
Q4
2011
2012
Churn improving by 30bps yoy in Q3

KEY INITIATIVES

- Improvements in sales and **on-boarding experience**
- Aggressive **re-contracting**
- **Smart rate plan** migration
- Significant improvement in **credit management** and fraud detection
- **Voice of the Customer** Program
- Systematic ongoing **customer communication**

LIFE IS FOR SHARING.

AGGRESSIVELY RE-ESTABLISHING T-MOBILE AS A POWERFUL MOBILE BRAND…

TRUSTED BRAND

KEY ACTIONS

Drive reconsideration and greater loyalty through improved coverage


UNLIMITED
BRING YOUR OWN PHONE
TO T-MOBILE AND SAVE $50
35,000 TOWERS AND COUNTING

- Network modernization
- Signature offer as the only nationwide 4G carrier with truly unlimited data
- Towers ad campaign explicitly demonstrating the depth and breadth of coverage
- BYOD

EARLY IMPACT

- **Consideration up by ~10%**
- Improved perception on **network dependability and speed** by **10 – 12%**
- **Coverage satisfaction scores** for customers in August increased by **more than 10% YOY**

Laying the brand foundation

LIFE IS FOR SHARING.

... BECOMING THE UN-CARRIER IN 2013.

REDACTED

2013 BRAND RE-LAUNCH

- DISRUPTIVE NEW [redacted]
- VALUE PLANS ENABLE [redacted].
- DEVICES PLAY A KEY ROLE, WITH [redacted].
- A FOUNDATION FOR PROFITABLE GROWTH, DR[redacted]TRY XXXX.
- BROUGHT TO LIFE WITH A NEW CAMPAIGN THAT [redacted].

We are going after issues that frustrate consumers in this industry, differentiating our service, and returning to profitable growth

CONTINUE EXPANSION INTO B2B AND NO-CONTRACT.

AMAZING 4G SERVICES	VALUE LEADER	TRUSTED BRAND	MULTI-SEGMENT PLAYER	CHALLENGER BUSINESS MODEL
Advantaged spectrum	Innovative value plans	Delightful customer experience	Branded no-contract expansion	MetroPCS deal synergies
Next Gen. LTE	Amazingly affordable hero devices	Un-carrier Brand	MVNO platform	Cost transformation
Improved coverage			B2B growth	

STRONG BRANDED NO-CONTRACT MOMENTUM, DRIVEN BY MONTHLY 4G.

MULTI-SEGMENT PLAYER

MONTHLY 4G


DO MORE WITH
MONTHLY4G.
DO MORE WITH
MONTHLY4G.
DO MORE WITH
MONTHLY4G.

- Single brand SoGA leadership since March 2012
- +365k branded prepaid net adds in 3Q12

BRANDED NO-CONTRACT ENDING SUBSCRIBERS


million
+23%
4.6
5.7
Q3'11
Q3'12

Target ~25% subscriber growth in 2013

BRANDED NO-CONTRACT REVENUES


$ milllion
+38%
325
450
Q3'11
Q3'12

LIFE IS FOR SHARING.

TRANSACTION ENHANCES AND ACCELERATES T-MOBILE'S NO-CONTRACT GROWTH.

MULTI-SEGMENT PLAYER



Seattle
Portland
Billings
Boise
Minneapolis
Detroit
Chicago
Boston
New York
Washington DC
Salt Lake City
Denver
San Francisco
Los Angeles
Phoenix
Dallas
Atlanta
Houston
Miami

M-PCS addressable POPs increase from ~105M to more than 280M

OPPORTUNITIES FOR METROPCS

- Greatly expands **on-network coverage**
- Provides **international roaming** options
- Access to **faster, broader 4G/LTE network**
- Wider **handset choices**

LIFE IS FOR SHARING.

INVESTING IN MVNO FOR GROWTH AND INCREASED COVERAGE.

MULTI-SEGMENT PLAYER

SIGNING NEW AND INNOVATIVE MVNO PARTNERS

roam – mobility for the traveler

solavei
- Innovative online "social commerce" distribution model, leveraging social networks
- 45k+ subscribers in first two months of launch

ultra mobile

SPOT MOBILE

ENDING SUBSCRIBERS



million
+11%
3.5
3.9
Q3'11
Q3'12

Target ~20-25% subscriber growth in 2013

REVENUES



$ million
+15%
110
126
Q3'11
Q3'12

LIFE IS FOR SHARING.

INVESTING IN B2B FOR ADDITIONAL AND DIVERSIFIED GROWTH.

MULTI-SEGMENT PLAYER

SALES

- Growing B2B presence in retail
- Growing B2B sales force toward medium-term goal of +1,000 FTEs
- Expanding indirect sales program

MARKETING

- Launched stackable/shared voice plans
- New MBB & shared data plans
- Open Europe roaming plan

CAPABILITIES

- Marketing Automated Engine & E-Commerce solutions
- Integration with salesforce.com
- Leveraging DT relationship

ENDING SUBSCRIBERS[1]



million
+5%
6.0
6.3
Q3'11
Q3'12

Target: 8 – 10% subscriber growth in 2013

BUILDING A PORTFOLIO OF ATTRACTIVE B2B CUSTOMERS

DIRECTV

SAP
CONOCO
HSBC
NOKIA
ATOS
MICROSOFT
McKINSEY&COMPANY
GOOGLE
UPS
ERICSSON
3M
AUDI
JP MORGAN

LIFE IS FOR SHARING.

[1] Includes B2B Corporate Liable and Individual Liable subscribers

METROPCS ACCELERATES COST TRANSFORMATION.



AMAZING 4G SERVICES
VALUE LEADER
TRUSTED BRAND
MULTI-SEGMENT PLAYER
CHALLENGER BUSINESS MODEL
Advantaged spectrum
Innovative value plans
Delightful customer experience
Branded no-contract expansion
MetroPCS deal synergies
Next Gen. LTE
Amazingly affordable hero devices
Un-carrier Brand
MVNO platform
Cost transformation
Improved coverage
B2B growth

LIFE IS FOR SHARING.

TRANSFORMING COST STRUCTURE TO ENHANCE CHALLENGER MODEL AND ACHIEVE VALUE CREATION OBJECTIVES.

CHALLENGER BUSINESS MODEL

Synergies from transition to single network

$5– $6 billion NPV[1]

- Savings from decommissioning redundant network sites

Capture efficiencies & economies of scale

~$1 billion NPV[1]

- Savings from realizing efficiencies in common support functions, maximizing scale benefits through MetroPCS deal

Re-invent and re-invest for growth

- $900 million gross incremental savings in 2012; Re-investing ~$300 million in key areas of growth like B2B, advertising
- Incremental re-invent savings ~$500M in 2013; $350M in 2014; $100M in 2015

LIFE IS FOR SHARING.

[1] NPV calculated with 9% discount rate and 38% tax rate

CHALLENGER STRATEGY IS ACCELERATING.


AMAZING 4G SERVICES
Advantaged spectrum
Next Gen. LTE
Improved coverage
VALUE LEADER
Innovative value plans
Amazingly affordable hero devices
TRUSTED BRAND
Delightful customer experience
Un-carrier Brand
MULTI-SEGMENT PLAYER
Branded no-contract expansion
MVNO platform
B2B growth
CHALLENGER BUSINESS MODEL
MetroPCS deal synergies
Cost transformation

LIFE IS FOR SHARING.

FINANCIAL OUTLOOK

2013 GUIDANCE.

	T-MOBILE STAND-ALONE		T-MOBILE WITH METRO PCS[2]
US GAAP	2012E	2013E	2013E
SERVICE REVENUE ($B)	17.2	16.4 – 16.6	20.8 – 21.0
EBITDA ($B)	4.9	4.5 – 4.6	5.8 – 6.0
MARGIN	28%	27% – 28%	27% – 29%
CASH CAPEX ($B)	2.7[1]	3.3 – 3.4	4.7 – 4.8

2013 impact of Value plan and other initiatives estimated to be ($300 million) to ($600 million) on cash flows.

LIFE IS FOR SHARING.

[1] Excludes Verizon spectrum swap [2] Full year pro forma, includes synergies and integration expenses

MID TERM AMBITION

OUR COMBINED LONG-TERM AMBITION FOR NEWCO.

NEWCO WITH METROPCS PROJECTED GROWTH


EXPECTED 5-YEAR GROWTH
% CAGR
Revenue
3-5%
EBITDA
7-10%
Free cash flow[1]
15-20%
Target profitability
(% of service revenue)
34-36%

PRINCIPAL SOURCES OF REVENUE GROWTH FOR NEWCO:

- **CONTRACT OFFERS** – flat growth
  Stabilize subs in 2013, followed by modest sub growth beginning 2014
- **NO-CONTRACT OFFERS** – 80 – 90% of growth
- **FOCUSED GEOGRAPHIC EXPANSION OF METROPCS BRAND** – 10 – 20% of growth
- **ADDITIONAL GEOGRAPHIC EXPANSION** (not in current plan)

[1] Free cash flow defined as EBITDA minus CapEx

EXPECT METROPCS DEAL TO CLOSE IN H1 2013.

FCC	Regulatory approval process on track, and we expect to get approval by the expiration of the FCC's self-imposed 180-day clock – April 24, 2013.
DOJ	DOJ process proceeding well. We have received a second request for information which is normal course for a deal of this size.
CFIUS	Team Telecom review has begun and will likely take into account our existing national security agreement. CFIUS review will likely commence after January 1.
SEC	MetroPCS Proxy statement has been released and is currently under review by SEC. We expect revised Proxy early in the new year followed by MetroPCS shareholder vote.
INTERNAL	Integration planning process is proceeding well with focus on linking essential systems and beginning customer migration soon after close.

SUMMARY.

- MetroPCS combination accelerates Challenger strategy.
- Clear path toward 100 million LTE POP coverage by mid-year 2013, 200 million by end of year 2013 – with 2x10 MHz in nearly 90% of Top 25 service areas, expanding to at least 2x20 MHz in 90% of Top 25 service areas in 2014+.
- TMUS has entered into an agreement with Apple to bring products to market together next year – impact fully included in go forward financials.
- Bringing together a set of innovative propositions to fundamentally challenge status quo, TMUS will become the "Un-carrier".
- 2013 will be year of investments. This will have a positive impact on EBITDA from 2014 onwards.
- Ambition: reconfirming 5-year CAGRs including 3 – 5% revenue growth.

THANK YOU!